                                                                   Exhibit 10.49

             NEW RESTRICTED STOCK BONUS GRANTS TO EXECUTIVE OFFICERS UNDER THE OPENWAVE SYSTEMS INC. 2001 STOCK COMPENSATION PLAN



The following grants were made using the form of Restricted Stock Bonus agreement filed as Exhibit 10.2 to the Company's Annual Report on Form 10-K filed on September 30, 2002.

                       Grant           Number of                 Vesting
    Participant        Date        Restricted Shares             Schedule
    -----------        ----        -----------------             --------
Steve Peters         4/29/03            200,000        50% of the shares on 4/29/04, and
                                                       an additional 1/24th of the shares
                                                       monthly thereafter beginning on
                                                       5/29/04

Joshua Pace          4/29/03             75,000        50% of the shares on 4/29/04, and
                                                       an additional 1/24th of the shares
                                                       monthly thereafter beginning on
                                                       5/29/04